Modivcare Reports Third Quarter 2022
Financial Results and Updates 2022 Guidance

Denver, CO – November 3, 2022 – Modivcare Inc., (the “Company” or “Modivcare”) (Nasdaq: MODV), a technology-enabled healthcare services company that provides a platform of integrated supportive care solutions focused on improving patient outcomes, today reported financial results for the three and nine months ended September 30, 2022.

Third Quarter 2022 Highlights:
•Revenue of $647.8 million, a 31.4% increase as compared to $493.1 million in Q3 2021
•Net loss of $28.5 million or $2.03 per diluted common share was primarily attributable to a goodwill impairment for Matrix
•Adjusted EBITDA of $51.8 million, Adjusted Net Income of $22.7 million and Adjusted EPS of $1.61
•Net cash used in operating activities during the quarter of $5.7 million
•Cash and cash equivalents of $72.7 million as of September 30, 2022, with $1,000.0 million principal amount of debt outstanding related to the Senior Unsecured Notes due 2025 and 2029
•Undrawn $325.0 million revolving credit facility as of September 30, 2022

“We delivered another solid quarter highlighted by over 30 percent revenue growth as compared to the same quarter last year, driven by 23 percent membership growth from our non-emergency medical transportation business and 43 percent revenue growth from our personal care business,” said Heath Sampson, President and Chief Executive Officer. “Modivcare is a uniquely positioned supportive care platform company focused on addressing the social determinants of health for our country’s most vulnerable population. Our team is focused on executing our plan to provide high-quality care and the best experience to our members while we also progress on cross-selling, bundling, and value-based care initiatives. I am very excited about the opportunity to continue to improve outcomes for our members and reduce costs through our services while creating meaningful long-term shareholder value. I want to thank our team members at Modivcare for their hard work and dedication executing our purpose and vision this quarter.”

Third Quarter 2022 Results

For the third quarter of 2022, the Company reported revenue of $647.8 million, an increase of 31.4% from $493.1 million in the third quarter of 2021.

Operating income was $12.4 million, or 1.9% of revenue, in the third quarter of 2022, compared to operating income of $13.0 million, or 2.6% of revenue, in the third quarter of 2021. Net loss in the third quarter of 2022 was $28.5 million, or $2.03 per diluted common share, compared to net loss of $7.6 million, or $0.54 per diluted common share, in the third quarter of 2021. Our net loss in the third quarter of 2022 is attributable primarily to a loss from our equity investment in Matrix of $26.4 million, net of tax, due to a goodwill impairment taken by one of their segments.

Adjusted EBITDA was $51.8 million, or 8.0% of revenue, in the third quarter of 2022, compared to $44.3 million, or 9.0% of revenue, in the third quarter of 2021.

Adjusted Net Income in the third quarter of 2022 was $22.7 million, or $1.61 per diluted common share, compared to $23.1 million, or $1.63 per diluted common share, in the third quarter of 2021.

The year-over-year increase in revenue was primarily due to incremental revenue of $34.5 million and $12.5 million associated with the acquisitions of Care Finders and VRI, respectively. NEMT revenue also increased year-over-year due to higher trip volume, which drove higher revenue per member in the third quarter of 2022.

Adjusted EBITDA increased in the third quarter of 2022 due to incremental contribution from Care Finders and VRI. This was partially offset by higher corporate general and administrative cost as the Company continued to make investments in its employees and technology.

Updated 2022 Guidance

We are updating our 2022 guidance as follows ($ in millions):

	Updated		Previous
	Low	High	Low	High
Revenue	$2,450	$2,475	$2,375	$2,400
Adjusted EBITDA	$210	$220	$210	$220

Guidance excludes the effects of any future merger or acquisition activity and is based on the current operating environment.

Organizational Consolidation and Change in Segments

We operate four reportable business segments: NEMT, Personal Care, RPM, and Corporate and Other. Effective January 1, 2022, the Company completed its segment reorganization which resulted in the addition of a Corporate segment that includes the costs associated with the Company's corporate operations. The operating results of our Corporate segment include our activities related to executive, accounting, finance, internal audit, tax, legal and certain strategic and corporate development functions for each segment, as well as the results of our Matrix investment. The Company reclassified certain costs associated with this reorganization for the three and nine months ended September 30, 2021 to conform to this presentation.

Third Quarter Earnings Conference Call

Modivcare will hold a conference call to discuss its financial results on Thursday, November 3, 2022 at 8:00 a.m. ET. To access the call, please dial:

US toll-free: 1 (888) 428-7458
International: 1 (862) 298-0702

You may also access the conference call via webcast at investors.modivcare.com, where the call will also be archived.

About Modivcare

Modivcare Inc. (Nasdaq: MODV) is a technology-enabled healthcare services company that provides a platform of integrated supportive care solutions for public and private payors and their patients. Our value-based solutions address the social determinants of health (SDoH), enable greater access to care, reduce costs, and improve outcomes. We are a leading provider of non-emergency medical transportation (NEMT), personal care and remote patient monitoring. To learn more about Modivcare, please visit www.modivcare.com.

Non-GAAP Financial Measures and Adjustments

In addition to the financial measures prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), this press release includes EBITDA, Adjusted EBITDA, Adjusted EBITDA margin and Adjusted G&A expense for the Company and its segments, and Adjusted Net Income and Adjusted EPS for the Company, which are performance measures that are not recognized under GAAP. EBITDA is defined as net income (loss) before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before (as applicable): (1) restructuring and related charges, including severance and organizational consolidation costs and professional services fees, (2) certain transaction and related costs, (3) cash settled equity, (4) stock-based compensation, (5) COVID-19 related costs, net of grant income, and (6) equity in net (income) loss of investee, net of tax. Adjusted EBITDA margin is calculated as Adjusted EBITDA, divided by service revenue, net. Adjusted Net Income is calculated as net income (loss) before: (1) restructuring and related charges, including severance and organizational consolidation costs and professional services fees (2) certain transaction and related costs, (3) cash settled equity, (4) stock-based compensation, (5) equity in net (income) loss of investee, net of tax (6) intangible amortization expense, (7) COVID-19 related costs, net of grant income, (8) transaction related financing expense, and (9) the income tax impact of such adjustments. Adjusted EPS is calculated as Adjusted Net Income divided by the diluted weighted-average number of common shares outstanding as calculated for Adjusted Net Income. Adjusted G&A expense is calculated as G&A expense before (as applicable): (1) restructuring and related charges, (2) transaction costs, (3) cash settled equity, and (4) stock-based compensation. We do not provide updated guidance for net income (loss) in this presentation on a basis consistent with GAAP or a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures on a forward-looking basis because we are unable to predict items contained in the GAAP financial measures without unreasonable efforts. Our non-GAAP performance measures exclude expenses and amounts that are not driven by our core operating results and may be one time in nature. Excluding these expenses makes comparisons with prior periods as well as to other companies in our industry more meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. As a result, our net income or loss in equity investee is excluded from these measures, as we do not have the ability to manage the venture, allocate resources within the venture, or directly control its operations or performance.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial measures is not intended to be considered in isolation from or as a substitute for the most directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.

Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are frequently identified by the use of terms such as “may,” “will,” “should,” “expect,” “believe,” “estimate,” “intend,” and similar words indicating possible future expectations, events or actions. The updated guidance discussed herein constitutes forward-looking statements. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein, including but not limited to: government or private insurance program funding reductions or limitations; alternative payment models or the transition of Medicaid and Medicare beneficiaries to Managed Care Organizations, or MCOs; our inability to control reimbursement rates received for our services; cost containment initiatives undertaken by private third-party payors; the effects of a public health emergency; inadequacies in, or security breaches of, our information technology systems, including the systems intended to protect our clients’ privacy and confidential information; any changes in the funding, financial viability or our relationships with our payors; pandemic infectious diseases, including the COVID-19 pandemic; disruptions to our contact center operations caused by health epidemics or pandemics like COVID-19; delays in collection, or non-collection, of our accounts receivable, particularly during any business integration; an impairment of our long-lived assets; any failure to maintain or to develop further reliable, efficient and secure information technology systems; an inability to attract and retain qualified employees; any acquisition or acquisition integration efforts; our contracts not surviving until the end of their stated terms, or not being renewed or extended; our failure to compete effectively in the marketplace; our not being awarded contracts through the government’s requests for proposals process, or our awarded contracts not being profitable; any failure to satisfy our contractual obligations or to maintain existing pledged performance and payment bonds; a failure to estimate accurately the cost of performing our contracts; any misclassification of the drivers we engage as independent contractors rather than as employees; significant interruptions in our communication and data services; not successfully executing on our strategies in the face of our competition; any inability to maintain relationships with existing patient referral sources; any failure to obtain the consent of the New York Department of Health to manage the day to day operations of our licensed in-home personal care services agency business that we acquired with our personal care segment; acquired unknown liabilities in connection with the acquisition of our personal care segment; changes in the case-mix of our personal care patients, or changes in payor mix or payment methodologies; our loss of existing favorable managed care contracts; our experiencing shortages in qualified employees and management; labor disputes or disruptions, in particular in New York; becoming subject to malpractice or other similar claims; and our reliance on others for the financial condition of our equity investment in Matrix.

The Company has provided additional information about the risks facing our business in our annual report on Form 10-K and subsequent periodic and current reports most recently filed with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made and are expressly qualified in their entirety by the cautionary statements set forth herein and in our filings with the Securities and Exchange Commission, which you should read in their entirety before making an investment decision with respect to our securities. We undertake no obligation to update or revise any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investor Relations Contact
Kevin Ellich,
Head of Investor Relations
(303) 728-7012
Kevin.Ellich@modivcare.com

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Modivcare Inc.

Modivcare Inc.
Unaudited Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021

Service revenue, net	$647,782	$493,059	$1,850,472	$1,421,117
Grant income	789	—	4,587	3,500

Operating expenses:
Service expense	534,563	399,272	1,498,108	1,139,170
General and administrative expense	75,889	68,205	232,108	179,595
Depreciation and amortization	25,672	12,608	74,376	36,667
Total operating expenses	636,124	480,085	1,804,592	1,355,432

Operating income	12,447	12,974	50,467	69,185

Other expenses:
Interest expense, net	15,557	17,702	46,429	34,412
Income (loss) before income taxes and equity method investment	(3,110)	(4,728)	4,038	34,773
Provision (benefit) for income taxes	(1,053)	(2,001)	877	8,409
Equity in net loss of investee, net of tax	26,448	4,845	28,020	1,424
Net income (loss)	$(28,505)	$(7,572)	$(24,859)	$24,940

Earnings (loss) per common share:
Basic	$(2.03)	$(0.54)	$(1.77)	$1.77
Diluted	$(2.03)	$(0.54)	$(1.77)	$1.75

Weighted-average number of common shares outstanding:
Basic	14,051,794	13,993,438	14,041,224	14,102,371
Diluted	14,051,794	13,993,438	14,041,224	14,278,331

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Modivcare Inc.

Modivcare Inc.
Unaudited Condensed Consolidated Balance Sheets
(in thousands)

	September 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$72,703	$133,139
Accounts receivable, net	266,177	233,121
Other current assets (1)	42,826	43,574
Total current assets	381,706	409,834
Property and equipment, net	67,413	53,549
Goodwill and intangible assets, net	1,428,210	1,415,000
Equity investment	43,477	83,069
Operating lease right-of-use assets	38,368	43,750
Other long-term assets	30,671	22,223
Total assets	$1,989,845	$2,027,425

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$44,242	$8,690
Accrued contract payables	243,800	281,586
Accrued expenses and other current liabilities	145,217	123,791
Accrued transportation costs	90,114	103,294
Current portion of operating lease liabilities	10,134	9,873
Total current liabilities	533,507	527,234
Long-term debt, net of deferred financing costs	978,301	975,225
Operating lease liabilities, less current portion	30,595	34,524
Other long-term liabilities (2)	93,294	117,175
Total liabilities	1,635,697	1,654,158

Stockholders' equity
Stockholders' equity	354,148	373,267
Total liabilities and stockholders' equity	$1,989,845	$2,027,425

(1)     Includes other receivables, prepaid expenses and other current assets and short-term restricted cash.
(2)     Includes other long-term liabilities and deferred tax liabilities.

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Modivcare Inc.

Modivcare Inc.
Unaudited Condensed Consolidated Statements of Cash Flows
(in thousands)

	Nine months ended September 30,
	2022	2021
Operating activities
Net income (loss)	$(24,859)	$24,940
Depreciation and amortization	74,376	36,667
Stock-based compensation	5,152	4,225
Equity in net loss of investee	38,883	1,978
Deferred income taxes	(31,232)	(3,295)
Reduction of right-of-use asset	8,680	8,681
Other non-cash items (1)	1,208	463
Changes in working capital (2)	(26,682)	101,035
Net cash provided by operating activities	45,526	174,694

Investing activities
Purchase of property and equipment	(25,518)	(13,852)
Acquisition, net of cash acquired	(78,872)	(667,228)
Net cash used in investing activities	(104,390)	(681,080)

Financing activities
Proceeds from debt	100,000	625,000
Repayment of debt	(100,000)	(125,000)
Debt issuance costs	(2,415)	(13,486)
Repurchase of common stock, for treasury	—	(39,040)
Proceeds from common stock issued pursuant to stock option exercise	1,237	3,099
Restricted stock surrendered for employee tax payment	(649)	(851)
Net cash provided by (used in) financing activities	(1,827)	449,722

Net change in cash, cash equivalents and restricted cash	(60,691)	(56,664)
Cash, cash equivalents and restricted cash at beginning of period	133,422	183,356
Cash, cash equivalents and restricted cash at end of period	$72,731	$126,692

(1) Includes provision for doubtful accounts and amortization of deferred financing costs and debt discount.
(2) Includes accounts receivable and other receivables, prepaid expenses and other current assets, accrued contract payables, accounts payable and accrued expenses, accrued transportation costs and other long-term liabilities.

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Modivcare Inc.

Modivcare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Segment Information and Adjusted EBITDA
(in thousands)

	Three months ended September 30, 2022
	NEMT	Personal Care	RPM	Corporate (3)	Total

Service revenue, net	$459,796	$169,226	$18,760	$—	$647,782
Grant income	—	789	—	—	789

Operating expenses:
Service expense	394,981	132,746	6,836	—	534,563
General and administrative expense	31,815	22,057	5,816	16,201	75,889
Depreciation and amortization	7,079	12,919	5,467	207	25,672
Total operating expenses	433,875	167,722	18,119	16,408	636,124

Operating income (loss)	25,921	2,293	641	(16,408)	12,447

Other expenses:
Interest expense, net	—	—	—	15,557	15,557
Income (loss) before income taxes and equity method investment	25,921	2,293	641	(31,965)	(3,110)
Provision (benefit) for income taxes	6,978	661	179	(8,871)	(1,053)
Equity in net loss (income) of investee, net of tax	(208)	—	—	26,656	26,448
Net income (loss)	19,151	1,632	462	(49,750)	(28,505)

Interest expense, net	—	—	—	15,557	15,557
Provision (benefit) for income taxes	6,978	661	179	(8,871)	(1,053)
Depreciation and amortization	7,079	12,919	5,467	207	25,672
EBITDA	33,208	15,212	6,108	(42,857)	11,671

Restructuring and related charges (1)	902	582	39	565	2,088
Transaction costs (2)	5,506	2,231	471	2,691	10,899
Cash settled equity	—	—	—	82	82
Stock-based compensation	—	—	—	1	1
COVID-19 related costs, net of grant income	(51)	659	—	—	608
Equity in net loss (income) of investee, net of tax	(208)	—	—	26,656	26,448

Adjusted EBITDA	$39,357	$18,684	$6,618	$(12,862)	$51,797

(1) Restructuring and related charges include severance, organizational consolidation costs and professional fees.
(2) Transaction costs include integration efforts at recently acquired subsidiaries related to Sarbanes-Oxley Act of 2002 ("SOX") compliance and acquisition costs.
(3) Effective January 1, 2022, the Company completed its segment reorganization which resulted in the addition of a Corporate segment that includes the costs associated with the Company's corporate operations. Through this reorganization, it was also determined that the Matrix Investment is no longer a reportable segment, and is now reported within the Corporate segment. Prior period segment amounts have been reclassified to conform to the current presentation.
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Modivcare Inc.

Modivcare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Segment Information and Adjusted EBITDA
(in thousands)

	Three months ended September 30, 2021
	NEMT	Personal Care	RPM	Corporate (3)	Total

Service revenue, net	$372,992	$118,503	$1,564	$—	$493,059
Grant income	—	—	—	—	—

Operating expenses:
Service expense	304,398	94,107	767	—	399,272
General and administrative expense	29,875	15,802	216	22,312	68,205
Depreciation and amortization	7,496	4,912	200	—	12,608
Total operating expenses	341,769	114,821	1,183	22,312	480,085

Operating income (loss)	31,223	3,682	381	(22,312)	12,974

Interest expense, net	—	—	—	17,702	17,702
Income (loss) before income taxes and equity method investment	31,223	3,682	381	(40,014)	(4,728)
Provision (benefit) for income taxes	6,956	838	106	(9,901)	(2,001)
Equity in net loss of investee, net of tax	—	—	—	4,845	4,845
Net income (loss)	24,267	2,844	275	(34,958)	(7,572)

Interest expense, net	—	—	—	17,702	17,702
Provision (benefit) for income taxes	6,956	838	106	(9,901)	(2,001)
Depreciation and amortization	7,496	4,912	200	—	12,608
EBITDA	38,719	8,594	581	(27,157)	20,737

Restructuring and related charges (1)	2,521	—	—	717	3,238
Transaction costs (2)	376	1,177	—	9,739	11,292
Cash settled equity	—	—	—	2,600	2,600
Stock-based compensation	—	—	—	1,218	1,218
COVID-19 related costs, net of grant income	165	229	—	—	394
Equity in net loss of investee, net of tax	—	—	—	4,845	4,845

Adjusted EBITDA	$41,781	$10,000	$581	$(8,038)	$44,324

(1) Restructuring and related charges include severance, organizational consolidation costs and professional fees.
(2) Transaction costs include Circulation MIP costs and certain transaction-related expenses.
(3) Effective January 1, 2022, the Company completed its segment reorganization which resulted in the addition of a Corporate segment that includes the costs associated with the Company's corporate operations. Through this reorganization, it was also determined that the Matrix Investment is no longer a reportable segment, and is now reported within the Corporate segment. Prior period segment amounts have been reclassified to conform to the current presentation.

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Modivcare Inc.

Modivcare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Segment Information and Adjusted EBITDA
(in thousands)

	Nine months ended September 30, 2022
	NEMT	Personal Care	RPM	Corporate (3)	Total

Service revenue, net	$1,309,449	$491,661	$49,362	$—	$1,850,472
Grant income	—	4,587	—	—	4,587

Operating expenses:
Service expense	1,100,801	379,423	17,884	—	1,498,108
General and administrative expense	102,736	68,536	17,520	43,316	232,108
Depreciation and amortization	21,576	37,976	14,201	623	74,376
Total operating expenses	1,225,113	485,935	49,605	43,939	1,804,592

Operating income (loss)	84,336	10,313	(243)	(43,939)	50,467

Interest expense, net	—	—	—	46,429	46,429
Income (loss) before income taxes and equity method investment	84,336	10,313	(243)	(90,368)	4,038
Provision (benefit) for income taxes	23,116	2,902	(68)	(25,073)	877
Equity in net loss (income) of investee, net of tax	(143)	—	—	28,163	28,020
Net income (loss)	61,363	7,411	(175)	(93,458)	(24,859)

Interest expense, net	—	—	—	46,429	46,429
Provision (benefit) for income taxes	23,116	2,902	(68)	(25,073)	877
Depreciation and amortization	21,576	37,976	14,201	623	74,376
EBITDA	106,055	48,289	13,958	(71,479)	96,823

Restructuring and related charges (1)	11,359	763	63	950	13,135
Transaction costs (2)	5,506	6,334	2,753	7,719	22,312
Cash settled equity	—	—	—	89	89
Stock-based compensation	—	190	86	3,861	4,137
COVID-19 related costs, net of grant income	105	(2,370)	—	—	(2,265)
Equity in net loss (income) of investee, net of tax	(143)	—	—	28,163	28,020

Adjusted EBITDA	$122,882	$53,206	$16,860	$(30,697)	$162,251

(1) Restructuring and related charges include severance, organizational consolidation costs and professional fees.
(2) Transaction costs include SOX integration efforts at recently acquired subsidiaries and acquisition costs.
(3) Effective January 1, 2022, the Company completed its segment reorganization which resulted in the addition of a Corporate segment that includes the costs associated with the Company's corporate operations. Through this reorganization, it was also determined that the Matrix Investment is no longer a reportable segment, and is now reported within the Corporate segment. Prior period segment amounts have been reclassified to conform to the current presentation.

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Modivcare Inc.

Modivcare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Segment Information and Adjusted EBITDA
(in thousands)

	Nine months ended September 30, 2021
	NEMT	Personal Care	RPM	Corporate (3)	Total

Service revenue, net	$1,081,168	$338,385	$1,564	$—	$1,421,117
Grant income	—	3,500	—	—	3,500

Operating expenses:
Service expense	869,470	268,933	767	—	1,139,170
General and administrative expense	85,961	45,606	216	47,812	179,595
Depreciation and amortization	21,744	14,723	200	—	36,667
Total operating expenses	977,175	329,262	1,183	47,812	1,355,432

Operating income (loss)	103,993	12,623	381	(47,812)	69,185

Interest expense, net	—	—	—	34,412	34,412
Income (loss) before income taxes and equity method investment	103,993	12,623	381	(82,224)	34,773
Provision (benefit) for income taxes	26,379	3,194	106	(21,270)	8,409
Equity in net loss of investee, net of tax	—	—	—	1,424	1,424
Net income (loss)	77,614	9,429	275	(62,378)	24,940

Interest expense, net	—	—	—	34,412	34,412
Provision (benefit) for income taxes	26,379	3,194	106	(21,270)	8,409
Depreciation and amortization	21,744	14,723	200	—	36,667
EBITDA	125,737	27,346	581	(49,236)	104,428

Restructuring and related charges (1)	10,059	—	—	1,480	11,539
Transaction costs (2)	586	3,467	—	14,383	18,436
Cash settled equity	—	—	—	9,145	9,145
Stock-based compensation	—	76	—	3,707	3,783
COVID-19 related costs, net of grant income	618	(1,871)	—	—	(1,253)
Equity in net loss of investee, net of tax	—	—	—	1,424	1,424

Adjusted EBITDA	$137,000	$29,018	$581	$(19,097)	$147,502

(1) Restructuring and related charges include severance, organizational consolidation costs and professional fees.
(2) Transaction costs include Circulation management incentive plan ("MIP") costs and certain transaction-related expenses.
(3) Effective January 1, 2022, the Company completed its segment reorganization which resulted in the addition of a Corporate segment that includes the costs associated with the Company's corporate operations. Through this reorganization, it was also determined that the Matrix Investment is no longer a reportable segment, and is now reported within the Corporate segment. Prior period segment amounts have been reclassified to conform to the current presentation.

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Modivcare Inc.

Modivcare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Adjusted Net Income and Adjusted Net Income per Common Share
(in thousands, except share and per share data)

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021

Net income (loss)	$(28,505)	$(7,572)	$(24,859)	$24,940

Restructuring and related charges(1)	2,088	3,238	13,135	11,539
Transaction costs(2)	10,899	11,292	22,312	18,436
Cash settled equity	82	2,600	89	9,145
Stock-based compensation	1	1,218	4,137	3,783
Equity in net loss of investee, net of tax	26,448	4,845	28,020	1,424
Intangible amortization expense	20,727	9,177	59,978	27,827
Transaction related financing expense	—	6,630	—	6,630
COVID-19 related costs, net of grant income	608	394	(2,265)	(1,253)
Tax effected impact of adjustments	(9,649)	(8,763)	(26,964)	(20,034)

Adjusted Net Income	$22,699	$23,059	$73,583	$82,437

Adjusted EPS	$1.61	$1.63	$5.21	$5.77

Diluted weighted-average number of common shares outstanding	14,110,928	14,161,806	14,119,598	14,278,331

(1) Restructuring and related charges include severance, organizational consolidation costs and professional fees.
(2) Transaction costs include certain transaction-related expenses and SOX integration efforts.

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Modivcare Inc.

Modivcare Inc.
Unaudited Key Statistical and Financial Data
(in thousands, except for statistical data)

	Three months ended			Nine months ended			Three months ended
	September 30, 2022	September 30, 2021	% Change	September 30, 2022	September 30, 2021	% Change	June 30, 2022	QoQ % Change

NEMT Segment

Service revenue, net	$459,796	$372,992	23.3%	$1,309,449	$1,081,168	21.1%	$448,733	2.5%
Purchased services expense	340,138	256,750	32.5%	935,298	725,059	29.0%	317,213	7.2%
Payroll and other expense	54,843	47,648	15.1%	165,503	144,411	14.6%	56,511	(3.0)%
Service expense	$394,981	$304,398	29.8%	$1,100,801	$869,470	26.6%	$373,724	5.7%

Gross profit	$64,815	$68,594	(5.5)%	$208,648	$211,698	(1.4)%	$75,009	(13.6)%
Gross margin	14.1%	18.4%		15.9%	19.6%		16.7%

G&A expense	$31,815	$29,875	6.5%	$102,736	$85,961	19.5%	$33,588	(5.3)%
G&A expense adjustments:
Restructuring and related charges	902	2,521	(64.2)%	11,359	10,059	12.9%	4,852	(81.4)%
Transaction costs	5,506	376	1364.4%	5,506	586	—%	—	—%
Adjusted G&A expense	$25,407	$26,978	(5.8)%	$85,871	$75,316	14.0%	$28,736	(11.6)%
Adjusted G&A expense % of revenue	5.5%	7.2%		6.6%	7.0%		6.4%

Net income	$19,151	$24,267	(21.1)%	$61,363	$77,614	(20.9)%	$24,466	(21.7)%
Net income margin	4.2%	6.5%		4.7%	7.2%		5.5%

Adjusted EBITDA	$39,357	$41,781	(5.8)%	$122,882	$137,000	(10.3)%	$46,307	(15.0)%
Adjusted EBITDA margin	8.6%	11.2%		9.4%	12.7%		10.3%

Total paid trips (in thousands)	8,045	6,928	16.1%	22,987	20,204	13.8%	7,831	2.7%
Average monthly members (in thousands)	36,026	29,387	22.6%	33,998	29,863	13.8%	33,792	6.6%

Revenue per member per month	$4.25	$4.23	0.5%	$4.28	$4.02	6.5%	$4.43	(4.1)%
Revenue per trip	$57.15	$53.84	6.1%	$56.96	$53.51	6.4%	$57.30	(0.3)%
Monthly utilization	7.4%	7.9%		7.5%	7.5%		7.7%

Purchased services per trip	$42.28	$37.06	14.1%	$40.69	$35.89	13.4%	$40.51	4.4%
Payroll and other per trip	$6.82	$6.88	(0.9)%	$7.20	$7.15	0.7%	$7.22	(5.5)%
Total service expense per trip	$49.10	$43.94	11.7%	$47.89	$43.04	11.3%	$47.73	2.9%

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Modivcare Inc.

Modivcare Inc.
Unaudited Key Statistical and Financial Data
(in thousands, except for statistical data)

	Three months ended			Nine months ended			Three months ended
	September 30, 2022	September 30, 2021	% Change	September 30, 2022	September 30, 2021	% Change	June 30, 2022	QoQ % Change

Personal Care Segment

Service revenue, net	$169,226	$118,503	42.8%	$491,661	$338,385	45.3%	$162,737	4.0%
Service expense	132,746	94,107	41.1%	379,423	268,933	41.1%	124,445	6.7%
Gross profit	$36,480	$24,396	49.5%	$112,238	$69,452	61.6%	$38,292	(4.7)%
Gross Margin	21.6%	20.6%		22.8%	20.5%		23.5%

G&A expense	$22,057	$15,802	39.6%	$68,536	$45,606	50.3%	$23,346	(5.5)%
G&A expense adjustments
Restructuring and related charges	582	—	—%	763	—	—%	—	—%
Transaction costs	2,231	1,177	89.5%	6,334	3,467	82.7%	2,830	(21.2)%
Stock-based compensation	—	—	—%	190	76	150.0%	173	(100.0)%
Adjusted G&A expense	$19,244	$14,625	31.6%	$61,249	$42,063	45.6%	$20,343	(5.4)%
Adjusted G&A expense % of revenue	11.4%	12.3%		12.5%	12.4%		12.5%

Net income	$1,632	$2,844	(42.6)%	$7,411	$9,429	(21.4)%	$4,123	(60.4)%
Net income margin	1.0%	2.4%		1.5%	2.8%		2.5%

Adjusted EBITDA	$18,684	$10,000	86.8%	$53,206	$29,018	83.4%	$17,901	4.4%
Adjusted EBITDA margin	11.0%	8.4%		10.8%	8.6%		11.0%

Total hours (in thousands)	6,836	5,075	34.7%	20,076	14,331	40.1%	6,705	2.0%
Revenue per hour	$24.76	$23.35	6.0%	$24.49	$23.61	3.7%	$24.27	2.0%
Service expense per hour	$19.42	$18.54	4.7%	$18.90	$18.77	0.7%	$18.56	4.6%

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Modivcare Inc.

Modivcare Inc.
Unaudited Key Statistical and Financial Data
(in thousands, except for statistical data)

	Three months ended			Nine months ended			Three months ended
	September 30, 2022	September 30, 2021	% Change	September 30, 2022	September 30, 2021	% Change	June 30, 2022	QoQ % Change

RPM Segment

Service revenue, net	$18,760	$1,564	N/M	$49,362	$1,564	N/M	$16,745	12.0%
Service expense	6,836	767	N/M	17,884	767	N/M	6,061	12.8%
Gross profit	$11,924	$797	N/M	$31,478	$797	N/M	$10,684	11.6%
Gross Margin	63.6%	51.0%		63.8%	51.0%		63.8%

G&A expense	$5,816	$216	N/M	$17,520	$216	N/M	$6,742	(13.7)%
G&A expense adjustments
Restructuring and related charges	39	—	N/M	63	—	N/M	—	—%
Transaction costs	471	—	N/M	2,753	—	N/M	1,635	(71.2)%
Stock-based compensation	—	—	N/M	86	—	N/M	57	(100.0)%
Adjusted G&A expense	$5,306	$216	N/M	$14,618	$216	N/M	$5,050	5.1%
Adjusted G&A expense % of revenue	28.3%	13.8%		29.6%	13.8%		30.2%

Net income (loss)	$462	$275	N/M	$(175)	$275	N/M	$(475)	(197.3)%
Net income (loss) margin	2.5%	17.6%		(0.4)%	17.6%		(2.8)%

Adjusted EBITDA	$6,618	$581	N/M	$16,860	$581	N/M	$5,634	17.5%
Adjusted EBITDA margin	35.3%	37.1%		34.2%	37.1%		33.6%

Average monthly members (in thousands)	230	N/M	N/M	201	N/M	N/M	203	13.3%
Revenue per member per month	$27.19	N/M	N/M	$27.29	N/M	N/M	$27.50	(1.1)%
Service expense per member per month	$9.91	N/M	N/M	$9.89	N/M	N/M	$9.95	(0.4)%

N/M - Not Meaningful. The RPM Segment was established with the acquisition of VRI on September 22, 2021 and as such, these figures are not meaningful for comparative purposes.

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Modivcare Inc.

Modivcare Inc.
Unaudited Key Statistical and Financial Data
(in thousands)

	Three months ended			Nine months ended			Three months ended
	September 30, 2022	September 30, 2021	% Change	September 30, 2022	September 30, 2021	% Change	June 30, 2022	QoQ % Change

Corporate and Other Segment

G&A expense	$16,201	$22,312	(27.4)%	$43,316	$47,812	(9.4)%	$15,735	3.0%
G&A expense adjustments
Restructuring and related charges	565	717	(21.2)%	950	1,480	(35.8)%	354	59.6%
Transaction costs	2,691	9,739	(72.4)%	7,719	14,383	(46.3)%	3,237	(16.9)%
Cash settled equity	82	2,600	(96.8)%	89	9,145	(99.0)%	20	310.0%
Stock-based compensation	1	1,218	(99.9)%	3,861	3,707	4.2%	2,440	(100.0)%
Adjusted G&A expense	$12,862	$8,038	60.0%	$30,697	$19,097	60.7%	$9,684	32.8%
Adjusted G&A expense % of consolidated revenue	2.0%	1.6%		1.7%	1.3%		1.5%

	Three months ended			Nine months ended			Three months ended
	September 30, 2022	September 30, 2021	% Change	September 30, 2022	September 30, 2021	% Change	June 30, 2022	QoQ % Change

Consolidated Modivcare

G&A expense	$75,889	$68,205	11.3%	$232,108	$179,595	29.2%	$79,411	(4.4)%
G&A expense adjustments
Restructuring and related charges	2,088	3,238	(35.5)%	13,135	11,539	13.8%	5,206	(59.9)%
Transaction costs	10,899	11,292	(3.5)%	22,312	18,436	21.0%	7,702	41.5%
Cash settled equity	82	2,600	(96.8)%	89	9,145	(99.0)%	20	310.0%
Stock-based compensation	1	1,218	(99.9)%	4,137	3,783	9.4%	2,670	(100.0)%
Adjusted G&A expense	$62,819	$49,857	26.0%	$192,435	$136,692	40.8%	$63,813	(1.6)%
Adjusted G&A expense % of revenue	9.7%	10.1%		10.4%	9.6%		10.2%

--end--